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                            AIM MUNICIPAL BOND FUND

                      Supplement dated September 29, 2000
                      to the Prospectus dated June 1, 2000


The following replaces in its entirety the first paragraph appearing under "INVESTMENT OBJECTIVE AND STRATEGIES" on page 1 of the Prospectus:

         "The fund's investment objective is to achieve a high level of current income exempt from federal income taxes, consistent with the preservation of principal. The fund's investment objective may be changed by the Board of Trustees without shareholder approval. The fund will attempt to achieve its objective by investing in a diversified portfolio of municipal bonds and other municipal securities."



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                        AIM INVESTMENT SECURITIES FUNDS

                              AIM HIGH YIELD FUND
                             AIM HIGH YIELD FUND II
                                AIM INCOME FUND
                        AIM INTERMEDIATE GOVERNMENT FUND
                             AIM MONEY MARKET FUND
                            AIM MUNICIPAL BOND FUND
                                      AND
              CLASS A SHARES OF AIM LIMITED MATURITY TREASURY FUND

                   Supplement dated September 29, 2000 to the
             Statement of Additional Information dated June 1, 2000


The following replaces in its entirety the second paragraph appearing under the heading "INVESTMENT STRATEGIES AND RISKS -- MUNICIPAL BOND" on page 16 of the Statement of Additional Information:

                  "For purposes of the Fund's investment policies and limitations, the term "municipal bonds" includes debt obligations of varying maturities issued to obtain Funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the obtaining of Funds for general operating expenses and the lending of such Funds to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated facilities ("private activity bonds"). Such obligations are considered to be municipal bonds appropriate for investment by the Fund, provided that the interest paid thereon, in the opinion of bond counsel, is exempt from federal income taxes.

                  The Fund may also invest in municipal lease obligations, which may take the form of a lease, an installment purchase or a conditional sales contract. Municipal lease obligations are issued by state and local governments and authorities to acquire land, equipment and facilities such as state and municipal vehicles, telecommunications and computer equipment, and other capital assets. Interest payments on qualifying municipal leases are exempt from federal income taxes. The Fund may purchase these obligations directly, or they may purchase participation interests in such obligations. Municipal leases are generally subject to greater risks than general obligation or revenue bonds. State laws set forth requirements that states or municipalities must meet in order to issue municipal obligations, and such obligations may contain a covenant by the issuer to budget for, appropriate, and make payments due under the obligation. However, certain municipal lease obligations may contain "non-appropriation" clauses which provide that the issuer is not obligated to make payments on the obligation in future years unless funds have been appropriated for this purpose each year. Accordingly, such obligations are subject to "non-appropriation" risk. While municipal leases are secured by the underlying capital asset, it may be difficult to dispose of such assets in the event of non-appropriation or other default. All direct investments by the Fund in municipal lease obligations shall be deemed illiquid and shall be valued according to the Fund's Procedures for Valuing Securities current at the time of such valuation.

                  As used in this Statement of Additional Information, interest which is "tax-exempt" or "exempt from federal income taxes" means interest on municipal securities which is excluded from gross income for federal income tax purposes, but which may give rise to federal alternative minimum tax liability. The principal and interest payments on private activity bonds (such as industrial development or pollution control bonds) are

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         the responsibility of the industrial user and, therefore, are not backed by the taxing power of the issuing municipality. Such obligations are included within the term municipal bonds if the interest paid thereon qualifies for exemption from federal income tax, but the interest on private activity bonds will be considered to be an item of preference for purposes of alternative minimum tax liability under the Internal Revenue Code of 1986, as amended (the "Code"). See "Dividends, Distributions and Tax Matters" below."


Effective October 10, 2000, The Bank of New York, 90 Washington Street, 11th Floor, New York, New York 10286, will act as custodian of all securities and cash of AIM Money Market Fund.